Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
7. INCOME TAXES
The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a full valuation allowance for deferred tax assets due to the uncertainty that enough taxable income will be generated in the taxing jurisdiction to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying consolidated financial statements.
As of September 30, 2022, there were no material changes to what the Company disclosed regarding tax uncertainties or penalties as of December 31, 2021.

7. INCOME TAXES
The following table reconciles the United States statutory income tax rate to the Company’s effective income tax rate:

	Year ended December 31,
	2021	2020	2019
United States statutory rate	21.0%	21.0%	21.0%
State tax, net of federal benefit	1.0%	4.2%	1.0%
Stock-based compensation	(0.7%)	(0.5%)	(1.6%)
Officer compensation	1.5%	(1.0%)	(1.3%)
Deferred rate change	—%	—%	—%
R&D credit	1.4%	0.8%	1.8%
PPP Loan	1.1%	—%	—%
Other	0.1%	(0.1)%	0.3%
Change in valuation allowance	(25.4%)	(24.4%)	(21.2%)

Effective income tax rate	—%	—%	—%

Deferred assets and liabilities consist of the following:

	December 31,
In Thousands	2021	2020	2019
Net operating losses	$38,671	$33,392	$24,852
Stock-based compensation	2,724	2,531	3,637
Financing lease obligations	3,820	4,574	4,640
Tax credit carry forwards	3,210	2,577	2,106
Compensation	514	339	97
Derivative liability	—	703	—
Other	143	391	307

Gross deferred tax assets	49,082	44,507	35,639
Less valuation allowance	(45,369)	(39,898)	(30,888)

Net deferred tax assets	3,713	4,609	4,751
Fixed assets	(3,667)	(4,609)	(4,746)
Other	(46)	—	(5)

Gross deferred tax liabilities	(3,713)	(4,609)	(4,751)
Net deferred tax asset or liability	$—	$—	$—

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a full valuation allowance for deferred tax assets described above due to the uncertainty that enough taxable income will be generated in the taxing jurisdiction to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying consolidated financial statements.
The Company has $228.5 million of tax loss carryforwards. Of this amount, $55.2 million are state operating loss carryforwards and $173.3 million are federal operating loss carryforwards. The federal carryforward periods are as follows: $131.3 million do not expire and $41.9 million expire between 2032 and 2037. The state net operating losses will expire between 2027 and 2041, with some amounts having indefinite carryover. The Company also has federal and state R&D credit carryovers of $2.3 million and $1.1 million, which will expire between 2028 and 2041.
The Company is subject to federal income taxes in the United States as well as various state and local jurisdictions. The Company has reviewed its tax positions and concluded that no liability for uncertain tax positions is required as of December 31, 2021. The Company will classify any future interest and penalties as a component of income tax expense if incurred.
The Company does not expect the amount of uncertain tax positions to change significantly in the next twelve months. The Company’s major taxing jurisdictions are in the United States, at both the federal and state levels. The number of years open for examination varies depending on the tax jurisdiction but are generally from 3 to 5 years.